UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 28, 2005

SPIRIT FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14631 N. Scottsdale Road, Suite 200

Scottsdale, Arizona  85254

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 - “Regulation FD Disclosure” of Form 8-K. Such information, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On October 28, 2005, Spirit Finance Corporation (the “Company”) issued a press release announcing certain financial results for the quarter ended September 30, 2005. The text of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 - “Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 28, 2005, the Company issued a press release announcing certain financial results for the quarter ended September 30, 2005. The text of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1                                                                           Press release of Spirit Finance Corporation, dated October 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: October 31, 2005	By:	/s/ Michael T. Bennett
Michael T. Bennett,
Senior Vice President – Operations, Chief
Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Spirit Finance Corporation, dated October 28, 2005